AMERICAN AADVANTAGE FUNDS
Institutional Class
PlanAhead Class
AMR Class

Supplement dated June 1, 2000 to the Prospectus dated March 1, 2000

The first sentence of the first paragraph under Principal Strategies on page 8 is hereby changed to read:

     Ordinarily, at least 80% of the total assets of the Fund are invested in equity securities of U.S. companies with market capitalizations of $2 billion or less at the time of investment.